UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K


                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  November 10, 2004



                                  VPGI CORP.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



                 Texas                                  75-1975147
   (State or other jurisdiction of       (I.R.S. Employer Identification No.)
   incorporation or organization)

            P.O. Box 802808
             Dallas, Texas                               75380
 (Address of principal executive offices)             (Zip Code)

                                (214) 263-3122
             (Registrant's telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [  ]  Written communications pursuant to Rule 425 under the Securities
       Act (17 CFR 230.425)

 [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
       Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

 ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


 ITEM 2.01.     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

      On November 10, 2004 we executed an Agreement and Plan of Merger (the "Agreement") with Venture Pacific Group, Inc. ("VPG"). Pursuant to the Agreement, a subsidiary of the Company created for the sole purpose of facilitating the transaction merged into VPG, resulting in VPG being the surviving entity and a wholly owned subsidiary of the Company. The transaction was completed on November 16, 2004.

      Our Chief Executive Officer also serves as the Chief Executive Officer and as a director of VPG and is the beneficial owner of approximately 39% of VPG. Trident Growth Fund, L.P. ("Trident"), reported as a beneficial owner of 7.6% of VPGI Corp. (the "Company") as of June 30, 2004, is also a beneficial owner of approximately 35% of VPG.

      Consideration paid by the Company for the acquisition of VPG consists of the following: (1) one share of par value $.001 common stock of the Company ("Common Stock") being exchanged for each ten shares of par value $.001 common stock of VPG held by VPG shareholders; the Company will issue a total of approximately 770,000 new shares of its common stock to VPG shareholders in the transaction, which, based on the Company's stock price as of November 10, 2004, is valued at approximately $60,000; and (2) the issuance of a new series of preferred stock of the Company, valued at approximately $1.75 million, to retire an outstanding series of preferred stock of VPG.

      The principle followed in determining the amount of such consideration was an estimation of the approximate value of VPG, considering its current and potential business prospects.

      VPG's primary business focus will be in radio frequency identification ("RFID") applications in specialty areas, such as anti-counterfeiting, medical devices, and logistical systems. The company will focus on licensing RFID technology developed by others to integrate with its own technologies.

      VPG's wholly owned subsidiary, Test Secure International, Inc., has a patent pending on a uniform educational testing system deliverable through the Internet. The technology combines video, audio, and written data in an encrypted form that can be utilized for remote testing under a license arrangement with organizations and universities. The technology can be used to move any form of manageable data in a secure format from remote locations over the Internet.


 ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT


 ITEM 3.02.     UNREGISTERED SALES OF EQUITY SECURITIES

      Concurrently with the acquisition of VPG, the Company borrowed $700,000 from Trident and executed a Convertible Note (the "Note") payable at the earlier of: (i) November 10, 2005; (ii) the closing date of the Company's initial or next public offering; or (iii) the date of any change of control of the Company, as defined therein. Interest is payable monthly on the Note at the rate of 14% per annum. The Note is convertible into Common Stock at any time on or after the six month anniversary of the date of issue of the Note, at a per share conversion price equal to the average of the closing prices of the Common Stock for the three business days ending on any conversion date.

      In connection with the foregoing loan, the Company issued to Trident warrants to purchase 760,000 shares of Common Stock, exercisable for five years at an exercise price of $.10 per share.

      Further in connection with the acquisition of VPG, the Company issued to Trident 175 shares of its Series 2004-L Preferred Stock (the "Preferred Stock"), having a liquidation value of $1.75 million, which is convertible at the option of the holder into a total of 1.75 million shares of Common Stock at any time after six months from the issue date. 14% cumulative dividends accrue on the Preferred Stock, which are payable as follows: 4% dividends are payable quarterly and 10% dividends shall accumulate and be payable upon (a) the conversion of the Preferred Stock to Common Stock,
 (b) the redemption of the Preferred Stock, or (c) such time as the Company generates positive cash flow sufficient to pay such dividends.

      The foregoing issuances were made pursuant to the exemption from registration provided by Rule 506 of Regulation D and/or Section 4(2) of the Securities Act of 1933, in that (a) the investor or its purchaser representative is reasonably believed to have such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment, (b) the investor or its purchaser representative were provided with required information and an opportunity to obtain additional information a reasonable period of time prior to the transaction, (c) the investor or its purchaser representative were advised of the limitations on resale of the Common Stock, (d) the investor represented its intention to acquire the securities for investment only and not with view to or for sale in connection with any distribution thereof, and (e) appropriate legends were affixed to the instruments issued in the transactions.


 ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

      It is impracticable at this time to provide financial statements and pro forma financial information for VPG. We expect to file such financial statements and pro forma financial information as soon as practicable, but not later than 75 days after completion of the acquisition.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               VPGI Corp.
                               (Registrant)

                               By:  /s/ PATRICK A. CUSTER
                               -------------------------------
                                    Patrick A. Custer
                                    Chief Executive Officer
                                    and Principal Financial Officer

 Date:     November 17, 2004

                                  VPGI CORP.
                                 EXHIBIT INDEX

 Exhibit
 Number               Description of Exhibits
 -------              -----------------------
 2.1* Agreement and Plan of Merger dated November 10, 2004 between the Company and Venture Pacific Group, Inc.

 4.1*      Series 2004-L Preferred Stock terms and conditions.

 4.2* Form of warrant issued to Trident Growth Fund, L.P. in connection with the Loan Agreement dated November 1, 2004 between the Company and Trident Growth Fund, L.P.

 10.1* Loan Agreement dated November 10, 2004 between the Company and Trident Growth Fund, LP.
 _______________
 *  Filed herewith.